EXHIBIT 10.28


                       ASSIGNMENT AND ASSUMPTION OF LEASE


         This Assignment and Assumption of Lease ("Assignment") is made and is effective as of August 1, 2005, by and among Blue Concept, LLC, a California limited liability company (the "Assignor,"), Blue Holdings, Inc., a California corporation, (the "Assignee") and Melrose Edinburgh, LLC, a California limited liability company ("Landlord") and consented to by Paul Guez and Elizabeth Guez, both individually and as trustees of the Paul and Beth Guez living Trust dated February 13,1998 (collectively "Guarantor").

                                    RECITALS

         Landlord and Assignor, executed a Lease (as amended and restated, hereinafter referred to as the "Lease") dated as of March 16th, 2005;

         By the terms of the Lease, a copy of which is attached to this Assignment as Exhibit A, the property located at and commonly known as 8011 and 8013 Melrose Avenue as more particularly described in the Lease was leased to Assignor as Tenant for a term of ten (10) years, commencing on May 16, 2005, and ending on March 15, 2015, subject to earlier termination as provided in the Lease; and

         Assignor now desires to assign the Lease to Assignee, and Assignee desires to accept the Lease's assignment and assume all of the obligations of Assignor, as tenant thereunder;

                                    AGREEMENT

         NOW THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows, effective as of the Effective Date:

         ASSIGNMENT

         Assignor assigns and transfers to Assignee all of Assignor's right, title, and interest in and to the Lease attached to this Assignment as Exhibit A, and Assignee agrees to and does accept the assignment. Assignee expressly assumes and agrees to keep, perform, and fulfill all the terms, covenants, conditions, and obligations, required to be kept, performed, and fulfilled by Assignor as Tenant under the lease, including the making of all payments due to or payable on behalf of Landlord under the Lease when due and payable. Assignor expressly acknowledges, understands and agrees that this Assignment does not relieve Assignor of any of its obligations under the Lease should Assignee fail to timely perform any covenant, condition or obligation thereunder.

         CONSENT OF LANDLORD

         Landlord hereby consents to the above Assignment and Assumption of Lease to Assignee. Landlord does not waive any of its rights under the Lease, including, without limitation, the right to pursue any action against Assignor should Assignee fail to timely perform any covenant, condition or obligation called for under the Lease or to further approve any subsequent assignment or sublease under the Lease. This Assignment is conditional on the Assignee's use and conduct of business not violating existing leasehold uses in place prior to the execution of this Assignment.

         GUARANTOR'S CONSENT TO ASSIGNMENT

         Guarantor hereby consents to the Assignment contained herein and agrees that, notwithstanding said Assignment and/or any further assignments of the Lease, Guarantor's obligations under the Guaranty of Lease shall continue to remain in full force and effect for the duration of the term of the Lease and any and all extensions and renewals thereof.

         MISCELLANEOUS

         Each provision of this Assignment shall extend, bind and inure to the benefit of Landlord, Assignor and Assignee and their respective permitted successors and assigns. This Assignment contains the entire agreement between the parties regarding the subject matter contained herein, and all prior negotiations and agreements are merged into this Assignment. This Assignment may not be changed, modified or discharged, in whole or in part, except by a written instrument signed by the party against whom enforcement of the change, modification or discharge is sought. This Assignment may be executed in any number of counterparts, and via facsimile, each of which upon execution and delivery shall be considered an original for all purposes and all such counterparts shall, together, constitute one and the same instrument. The invalidity or unenforceability of any provision of this Assignment shall not affect the validity or enforceability of any other provision of this Assignment. This Assignment shall be governed by the laws of the state of California.

         Executed at Los Angeles, California, on this __ day of July, 2006.

ASSIGNOR:
Blue Concept, LLC

By:               /S/ BETH GUEZ
         -----------------------------------
Its:              CEO
         -----------------------------------


ASSIGNEE:
Blue Holdings, Inc.

By:               /S/ PATRICK CHOW
         -----------------------------------
Its:              CFO
         -----------------------------------


LANDLORD:
Melrose Edinburgh, LLC

By:               /S/ A. JOROUD
         -----------------------------------
Its:
         -----------------------------------



                       [Signatures continued on next page]


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


GUARANTOR


         /S/ PAUL GUEZ
--------------------------------------------
Paul Guez, individually and on behalf of the
Paul and Beth Guez Living Trust dated
February 13, 1998.




         /S/ ELIZABETH GUEZ
--------------------------------------------
Elizabeth Guez, individually and on behalf
of the Paul and Beth Guez Living Trust dated
February 13, 1998.


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